UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2008

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9690 Deereco Road
Suite 100
Timonium, Maryland 21093
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act.

Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

    On March 22, 2008, Omega Healthcare Investors, Inc.’s (the “Company”) Board of Directors approved an amendment (the “Amendment”) to the Company’s 2004 Incentive Plan (the “2004 Plan”).  The amendment was approved by the Company’s stockholders at the annual meeting of stockholders held on May 22, 2008, and the Amendment became effective as of such date.  A description of the Amendment is set forth under the caption “Proposal 3 – Approval of an Amendment to the 2004 Stock Incentive Plan” in the Company’s definitive proxy statement filed under Regulation 14A for the annual meeting held on May 22, 2008, which section is hereby incorporated by reference herein.  The description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01  Exhibits

10.1           First Amendment to the Omega Healthcare Investors, Inc. 2004 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated:  May 29, 2008                                                      By:    /s/ C. Taylor Pickett
C. Taylor Pickett
President and Chief Executive Officer